UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                           FORM 8-K -- CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 1995


       INTERNATIONAL RESEARCH AND DEVELOPMENT CORPORATION
       (Exact Name of Registrant as Specified in Charter)


     Delaware                0-7059                38-1688261
(State or other          Commission File      (I.R.S. Employer
jurisdiction of               Number          Identification No.)
incorporation or
organization)


500 North Main Street, Mattawan Michigan               49071
(Address of principal executive offices)            (Zip Code)


                         (616) 668-3336
        Registrant's telephone number, including area code


                         Not Applicable
     (Former name, former address and former fiscal year, if changed since last report.)


Items 2, 3 and 5.  Other Events.

     On November 5, 1995, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference. The Press Release discusses the sale of certain assets by the Company and its subsidiaries in accordance with the Bankruptcy Orders attached to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit Number                Description

     99.1 Press release dated December 1, 1995 issued by the Registrant

     99.2           August 25, 1995 Bankruptcy Order Authorizing Sale of Assets

     99.3 July 31, 1995 Asset Purchase Agreement between Carme International, Inc. and Carme, Inc.

     99.4           October 26, 1995 Bankruptcy Order Authorizing Sale of Assets

     99.5 September 22, 1995 Asset Purchase Agreement between IRDC Acquisition Corporation and International Research & Development Corporation

     99.6           November 9, 1995 Bankruptcy Order Authorizing Sale of
                    Fiberoptics Assets

     99.7 October 5, 1995 Asset Purchase Agreement between DLLW Investment Group and Medical Surgical Specialties, Inc.

     99.8           November 20, 1995 Bankruptcy Order Authorizing Sale of Door-
                    Aid Assets

     99.9 November 8, 1995 Asset Purchase Agreement between D-A Corporation and Medical Surgical Specialties, Ltd.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              INTERNATIONAL RESEARCH AND
                              DEVELOPMENT CORPORATION
                              (Registrant)


Date:  December 1, 1995
                              /s/ Curt Dally
                              _____________________________
                              Curt Dally
                              Treasurer